EXHIBIT 32.1

EXHIBIT 99

Certification Pursuant to Title 18, United States Code, Section 1350, as Adopted Pursuant to Section 906 of The Sarbanes-Oxley Act Of 2002

In connection with the Quarterly Report of Dialpoint Communications Corporation ("DCC") on Form 10-QSB for the nine-month period ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Billy Radford, President and Chief Executive Officer of DCC, and I, Eileen Casey, Principal Financial Officer of DCC, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of DCC.

Date: October 29, 2007

/s/ Billy Radford

Billy Radford

President and Chief Executive Officer

Date: October 29, 2007

/s/ Eileen Casey

Eileen Casey

Principal Financial Officer